SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 14, 2012

DYNASTAR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-144596	26-0482524
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1311 Herr Lane, Louisville, KY 40222
(Address of principal executive offices)

(502) 326-8100

(Registrant’s telephone number, including area code)

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 14, 2012, the Board of Directors of Dynastar Holdings, Inc. (the “Registrant”) dismissed Li & Company, PC, as the Registrant’s independent registered public accountants, and the Board of Directors approved the engagement of Marcum LLP to serve as the Registrant’s independent registered public accountants. Marcum LLP was engaged on May 14, 2012.

Li & Company, PC, issued its audit report on the consolidated financial statements of the Registrant for the years ended December 31, 2011 and 2010; their report on the consolidated financial statements of the Registrant for the year ended December 31, 2011, included an explanatory paragraph as to the Registrant’s ability to continue as a going concern.

Other than the going concern uncertainty described above, the audit reports of Li & Company, PC, on the consolidated financial statements of the Registrant for the years ended December 31, 2011 and 2010, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2011, and through the date of the dismissal of Li & Company, PC, there have been no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Li & Company, PC, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Li & Company, PC, would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

During the two fiscal years ended December 31, 2011, and through the date of the dismissal of Li & Company, PC, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant requested Li & Company, PC, to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  The requested letter has been furnished and is filed herewith as Exhibit 16.1.

During the two fiscal years ended December 31, 2011, and through the date of the engagement of Marcum LLP, neither the Registrant nor anyone on its behalf has consulted with Marcum LLP regarding either:

•	The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that Marcum LLP concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

•	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

Item 9.01 Financial Statements and Exhibits

d) Exhibits

The following exhibit is filed as a part of this report:

Exhibit No.	Description

16.1	Letter from Li & Company, PC, dated May 18, 2012, to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynastar Holdings, Inc.

By:	/s/ Robert R. Mohr
Name: Title:	Robert R. Mohr Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Li & Company, PC, dated May 18, 2012, to the Securities and Exchange Commission regarding statements included in this Form 8-K